UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 15, 2021

____________________

Cottonwood Communities, Inc.
(Exact Name of Registrant as Specified in Its Charter)
____________________

Maryland	000-56165	61-1805524
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1245 Brickyard Road, Suite 250
Salt Lake City, Utah 84106
(Address of Principal Executive Offices)
(801) 278-0700
(Registrant’s Telephone Number, Including Area Code)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01    Entry into a Material Agreement.

The information set forth in Item 2.01 below regarding the entry into the Sixth Amended and Restated Limited Partnership Agreement of Cottonwood Residential O.P., LP (“CROP”) by the parties thereto, is incorporated herein by reference.

Item 2.01    Completion of Acquisition or Disposition of Assets.

CMRI Merger

As previously disclosed in the Current Report on Form 8-K of Cottonwood Communities, Inc. (“CCI”) filed with the Securities and Exchange Commission on February 1, 2021 (the “Prior 8-K”) and incorporated herein by reference, CCI, Cottonwood Communities O.P., LP (“CCOP”), Cottonwood Communities GP Subsidiary, LLC (“Merger Sub”), Cottonwood Multifamily REIT I, Inc. (“CMRI”) and Cottonwood Multifamily REIT I O.P., LP (“CMRI OP”) entered into an Agreement and Plan of Merger on January 26, 2021 (the “CMRI Merger Agreement”).

The stockholders of CMRI approved the CMRI Company Merger (as defined below) contemplated by the CMRI Merger Agreement at a special meeting of stockholders of CMRI held on July 14, 2021.

On July 15, 2021, upon the terms and subject to the conditions of the CMRI Merger Agreement, (i) CMRI merged with and into Merger Sub, with Merger Sub surviving as a direct, wholly owned subsidiary of CCI (the “CMRI Company Merger”) and (ii) CMRI OP merged with and into CROP, as successor to CCOP, with CROP surviving as the operating partnership of CCI (the “CMRI OP Merger” and, together with the CMRI Company Merger, the “CMRI Merger”). At such time, in accordance with the Maryland General Corporation Law (the “MGCL”), the Maryland Limited Liability Company Act (the “MLLCA”) and the Delaware Revised Uniform Limited Partnership Act (“DRUPA”), as applicable, the separate existences of CMRI and CMRI OP ceased.

At the effective time of the CMRI Company Merger, each issued and outstanding share of CMRI’s common stock, $0.01 par value per share (“CMRI Common Stock”), converted into 1.175 shares of Class A common stock of CCI, $0.01 par value per share (“CCI Class A Common Stock”).

At the effective time of the CMRI OP Merger, each partnership unit of CMRI OP issued and outstanding immediately prior to the CMRI OP Merger was split so that the total number of partnership units of CMRI OP then outstanding was equal to 4,904,045, which was the total number of shares of CMRI Common Stock that were issued and outstanding immediately prior to the CMRI OP Merger (the “CMRI OP Unit Split”). Immediately following the CMRI OP Unit Split, each partnership unit of CMRI OP converted into 1.175 common limited partner units in CROP (the “CROP Common Units”). Each partnership unit of CROP issued and outstanding immediately prior to the effective time of the CMRI OP Merger remains outstanding.

The foregoing description of the CMRI Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to, and qualified in its entirety by, reference to the CMRI Merger Agreement, a copy of which is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K.

CMRII Merger

As previously disclosed in the Prior 8-K, CCI, CCOP, Merger Sub, Cottonwood Multifamily REIT II, Inc. (“CMRII”) and Cottonwood Multifamily REIT II O.P., LP (“CMRII OP”) entered into an Agreement and Plan of Merger on January 26, 2021 (the “CMRII Merger Agreement”).

The stockholders of CMRII approved the CMRII Company Merger (as defined below) contemplated by the CMRII Merger Agreement at a special meeting of stockholders of CMRII held on July 14, 2021.

On July 15, 2021, upon the terms and subject to the conditions of the CMRII Merger Agreement, (i) CMRII merged with and into Merger Sub, with Merger Sub surviving as a direct, wholly owned subsidiary of CCI (the “CMRII Company Merger”) and (ii) CMRII OP merged with and into CROP (as successor to CCOP), with CROP surviving as the operating partnership of CCI (the “CMRII OP Merger” and, together with the CMRII Company Merger, the “CMRII Merger”). At such time, in accordance with the MGCL, the MLLCA and the DRUPA, as applicable, the separate existences of CMRII and CMRII OP ceased.

At the effective time of the CMRII Company Merger, each issued and outstanding share of CMRII’s common stock, $0.01 par value per share (“CMRII Common Stock”), converted into 1.072 shares of CCI Class A Common Stock.

At the effective time of the CMRII OP Merger, each partnership unit of CMRII OP issued and outstanding immediately prior to the CMRII OP Merger was split so that the total number of partnership units of CMRII OP then outstanding was equal to 4,881,490, which was the total number of shares of CMRII Common Stock that were issued and outstanding immediately prior to the CMRII OP Merger (the “CMRII OP Unit Split”). Immediately following the CMRII OP Unit Split, each partnership unit of CMRII OP converted into 1.072 CROP Common Units. Each partnership unit of CROP issued and outstanding immediately prior to the effective time of the CMRII OP Merger remains outstanding.

The foregoing description of the CMRII Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to, and qualified in its entirety by, reference to the CMRII Merger Agreement, a copy of which is incorporated by reference as Exhibit 2.2 to this Current Report on Form 8-K.

Each of the CMRI Company Merger and CMRII Company Merger is intended to qualify as a “reorganization” under, and within the meaning of, Section 368(a) of the Internal Revenue Code of 1986, as amended.

In addition, on July 15, 2021, the effective time of the CMRI Merger and the CMRII Merger, CCI, through its wholly owned subsidiary, Merger Sub, the sole general partner of CROP, entered the Sixth Amended and Restated Limited Partnership Agreement of CROP (the “Sixth OP Agreement”) by and among Merger Sub, CC Advisors III, LLC, the special limited partner and the Limited Partners set forth on Exhibit A thereto. The Sixth OP Agreement amends the previous operating partnership agreement to reflect the mergers of CMRI OP and CMRII OP into CROP at the effective time of the CMRI OP Merger and the CMRII OP Merger.

Item 9.01.    Financial Statements and Exhibits.
(a)    Financial Statements of Businesses Acquired

CCI previously filed the following financial statements: (i) audited consolidated financial statements of CMRI as of December 31, 2020 and 2019, and for each of the years in the two-year period ended December 31, 2020, and (ii) audited consolidated financial statements of CMRII as of December 31, 2020 and 2019, and for each of the years in the two-year period ended December 31, 2020. The financial statements, and the notes thereto for CMRI, were previously filed in the Company’s Registration Statement on Form S-4 (File No. 333-255171) (the “CMRI Registration Statement”). The financial statements, and the notes thereto for CMRII, were previously filed in the Company’s Registration Statement on Form S-4 (File No. 333-255314) (the “CMRII Registration Statement”).

(b)    Pro Forma Financial Information

The Company previously filed the following pro forma financial information: (i) unaudited pro forma combined balance sheet as of December 31, 2020 and (ii) unaudited pro forma combined statement of operations for the year ended December 31, 2020. These financial statements, and the notes thereto, were previously filed in the CMRI Registration Statement and the CMRII Registration Statement.

(d)     Exhibits

Exhibit No.	Description
2.1
Agreement and Plan of Merger dated January 26, 2021, by and among CCI, CCOP, Merger Sub, CMRI and CMRI OP (incorporated by reference to Exhibit 2.2 to CCI’s Current Report on Form 8-K filed February 1, 2021)

2.2
Agreement and Plan of Merger dated January 26, 2021, by and among CCI, CCOP, Merger Sub, CMRII and CMRII OP (incorporated by reference to Exhibit 2.3 to CCI’s Current Report on Form 8 K filed February 1, 2021)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COTTONWOOD COMMUNITIES, INC.

By:	/s/ Enzio Cassinis
Name:	Enzio Cassinis
Title:	President

Date:   July 20, 2021
4